UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2006

Burlington Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9971	91-1413284
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-624-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 23, 2006, Burlington Resources Inc. announced that the date of the special meeting of stockholders to vote on the proposed merger with ConocoPhillips has been set for March 30, 2006. The company previously announced that stockholders who hold shares of Burlington Resources common stock at the close of business on February 24, 2006, the record date for the special meeting, will be entitled to vote at the special meeting. If stockholders approve the merger, Burlington anticipates completing the transaction by March 31, 2006. A copy of the press release is filed herewith as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Burlington Resources Inc.

February 23, 2006	By:	Frederick J. Plaeger II

Name: Frederick J. Plaeger II
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Burlington Resources Inc. dated February 23, 2006.